Exhibit 99.1

Power Solutions International, Inc.	201 Mittel Dr.
Wood Dale, IL 60191
www.psiengines.com

POWER SOLUTIONS INTERNATIONAL ANNOUNCES RECEIPT

OF NASDAQ LISTING DETERMINATION;

TO REQUEST HEARING

Wood Dale, IL – February 10, 2017—Power Solutions International, Inc. (“the Company”) (Nasdaq: PSIX), a leader in the design, engineer and manufacture of emissions-certified, alternative-fuel power systems, announced that on February 6, 2017, the Company received notice from the Staff of the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) indicating that, based upon the Company’s continued non-compliance with the filing requirement set forth in Nasdaq Listing Rule 5250(c)(1), the Company’s securities would be subject to delisting from Nasdaq unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”). As previously disclosed, the Staff granted the Company an extension through February 6, 2017 to file its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2016 and September 30, 2016 with the Securities and Exchange Commission, which deadline the Company was unable to meet.

The Company intends to timely request a hearing before the Panel, which request will automatically stay the suspension of trading in the Company’s common stock for at least 15 days. In connection with its request for a hearing, the Company also intends to request that the Panel determine to further stay any suspension of trading at least pending the ultimate outcome of the hearing. The Company anticipates receipt of a determination with respect to the stay request by February 28, 2017.

At the hearing, the Company will present its plan to evidence full compliance with Nasdaq’s filing requirement and request an extension of time to do so. The Panel has the discretion to grant the Company an extension through August 7, 2017; however, there can be no assurance that the Panel will extend the stay of the trading suspension beyond the automatic 15 day period or ultimately grant the Company’s request for continued listing on Nasdaq.

About Power Solutions International, Inc.

Power Solutions International, Inc. (PSI or the Company) is a leader in the design, engineer and manufacture of emissions-certified, alternative-fuel power systems. PSI provides integrated turnkey solutions to leading global original equipment manufacturers in the industrial and on-

road markets. The Company’s unique in-house design, prototyping, engineering and testing capacities allow PSI to customize clean, high-performance engines that run on a wide variety of fuels, including natural gas, propane, biogas, gasoline and diesel.

PSI develops and delivers complete industrial power systems that are used worldwide in stationary and mobile power generation applications supporting standby, prime, and Co-generation power (CHP) applications; mobile industrial applications that include forklifts, aerial lifts, industrial sweepers, aircraft ground support, arbor, agricultural and construction equipment. In addition, PSI develops and delivers power systems purpose built for the Class 3 through Class 7 medium duty trucks and buses for the North American and Asian markets. For more information on PSI, visit www.psiengines.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements, regarding the current expectations of the Company about its prospects and opportunities. These forward-looking statements are covered by the “Safe Harbor for Forward-Looking Statements” provided by the Private Securities Litigation Reform Act of 1995. The Company has tried to identify these forward looking statements by using words such as “expect,” “contemplate,” “anticipate,” “estimate,” “plan,” “will,” “would,” “should,” “forecast,” “believe,” “outlook, “ “guidance,” “projection,” “target” or similar expressions, but these words are not the exclusive means for identifying such statements. The Company cautions that a number of risks, uncertainties and other factors could cause the Company’s actual results to differ materially from those expressed in, or implied by, the forward-looking statements, including, without limitation, the continued development and expansion of the market for alternative-fuel power systems; technological and other risks relating to the Company’s development of its 8.8 and 4.3 liter engines, introduction of other new products and entry into on-road markets (including the risk that these initiatives may not be successful); the timing of new products; the Company’s ability to integrate recent acquisitions into the business of the Company successfully and the amount of time and expense spent and incurred in connection with the integration; the risk that the economic benefits, cost savings and other synergies that the Company originally anticipated as a result of recent acquisitions are not fully realized or take longer to realize than expected; the significant strain on the Company’s senior management team, support teams, manufacturing lines, information technology platforms and other resources resulting from rapid expansion of the Company’s operations (including as a result of recent acquisitions); volatility in oil and gas prices; changes in environmental and regulatory policies; significant competition; global economic conditions (including their impact on demand growth); and the Company’s dependence on key suppliers. Other factors that could cause or contribute to such differences include: the final results of the Audit Committee’s previously announced internal review as it impacts the Company’s accounting, accounting policies and internal control over financial reporting; the reasons giving rise to the resignation of the Company’s independent registered public accounting firm; the time and effort required to complete the restatement of the affected financial statements and amend the related Form 10-K and Form 10-Q filings; the inability to file delinquent periodic reports within the deadlines imposed by Nasdaq and the potential delisting of the Company’s common stock from Nasdaq; the subsequent discovery of additional adjustments to the Company’s previously issued financial statements; the timing of completion of necessary re-audits, interim reviews and audits by the new independent registered public accounting firm; the timing of completion of steps to address and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the financial reporting and internal control matters and related class action litigation; the risk that the previously announced strategic alternatives process will not achieve the Company’s goal of improving its capital structure and liquidity; the impact of the resignation of the Company’s independent registered public accounting firm on the Company relationship with its lender and trade creditors and the potential for defaults and exercise of creditor remedies and the implications of the same for its strategic alternatives process; the potential delisting of the Company’s common stock from NASDAQ and any adverse effects resulting therefrom; and the impact of the previously disclosed investigation initiated by the SEC and any related or additional governmental investigative or enforcement proceedings. Actual events or results may differ materially from the Company’s expectations. For a detailed discussion of factors that could affect the Company’s future operating results, please see the Company’s filings with the Securities and Exchange Commission, including the disclosures under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

Contact:

Power Solutions International, Inc.

Philip Kranz

Director of Investor Relations

+1 (630) 451-5402

Philip.Kranz@psiengines.com